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                                                                   Exhibit 10.13

                              ASSUMPTION AGREEMENT

            ASSUMPTION AGREEMENT dated as of June 1,2001, made by THE CIT GROUP, INC. (formerly known as Tyco Acquisition Corp. XX (NV)), a Nevada corporation, ("CIT") and CIT HOLDINGS (NV) INC. (formerly known as Tyco Acquisition Corp. XIX
(NV)), a Nevada corporation ("CIT HOLDINGS"), to the Guaranty made by The CIT Group, Inc., a Delaware corporation ("CIT DELAWARE") dated as of November 15, 1999 (the "GUARANTY") guaranteeing Capita Corporation's obligations under a certain $765,000,000 CREDIT AGREEMENT, dated as of April 13, 1998 as amended by a certain Amendments dated as of April 9,1999, November 15, 1999 and May 30, 2001 (collectively the "CREDIT AGREEMENT"; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein) among CAPITA CORPORATION, a Delaware corporation ("CAPITA"), CIT FINANCIAL LTD., an Ontario corporation ("CIT FINANCIAL"), NEWCOURT CREDIT GROUP USA INC. ("NEWCOURT USA") the banks party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                               W I N E S S E T H

            WHEREAS, Capita, the Banks and the Administrative Agent are parties to the Credit Agreement pursuant to which Banks have agreed to make, and have made, certain loans and other extensions of credit to Capita;

            WHEREAS, pursuant to the terms and provisions of the Guaranty, CIT Delaware agreed to guaranty performance of Capita's obligations under the Credit
Agreement:

            WHEREAS, effective as of the date hereof, CIT Delaware has merged into CIT Holdings pursuant to a Certificate of Merger filed with the Delaware Secretary of State on the date hereof and Articles of Merger filed with the Nevada Secretary of State on the date hereof (the "MERGER");

            WHEREAS, immediately following the Merger CIT Holdings will transfer all of the assets owned by CIT Delaware immediately prior to the Merger, whether tangible or intangible, including, without limitation, any and all claims, judgments, contractual rights, causes of action and other rights, whether legal or equitable (the "ASSETS"), to CIT, and CIT will accept the contribution of the Assets and assume substantially all of the liabilities of CIT Delaware, whether fixed or contingent, liquidated or unliquidated, matured or unmatured, secured or unsecured (collectively, the "LIABILITIES"), in each case as the same shall exist immediately following the Merger (such assignment and assumption, the "TRANSFER"), pursuant to, and in accordance with, the terms and conditions of the Contribution and Assumption Agreement (the "CONTRIBUTION AND ASSUMPTION AGREEMENT");
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            WHEREAS, pursuant to the terms of the Merger and applicable law, CIT
Holdings succeeded to all of the rights and obligations of CIT Delaware, and pursuant to the Contribution and Assumption Agreement, CIT Holdings has transferred to CIT all such rights and CIT has assumed all such obligations;

            WHEREAS, pursuant to this Assumption Agreement the parties wish to provide that CIT Holdings shall become the "Guarantor" under the Guarantee by reason of the Merger and that, immediately thereafter, CIT shall become the "Guarantor" by reason of the Transfer.

            NOW, THEREFORE, in consideration of the premises and the agreements herein, CIT LLC hereby agrees as follows:

                                   ARTICLE I
                             ASSUMPTION AND RELEASE

            SECTION 1.1. ASSUMPTION AND SUBSTITUTION.

            (a) Pursuant to the Merger and this Assumption Agreement, CIT Holdings has expressly assumed, as its direct and primary obligation, the due and punctual performance and observance of all of the covenants and conditions to be performed or observed by CIT Delaware under the Guaranty, and has succeeded to, and has been substituted for, CIT Delaware, with the same effect as if CIT Holdings had been named in the Guaranty.

            (b) Pursuant to the Transfer and this Assumption Agreement, CIT has expressly assumed the due and punctual performance and observance of all the covenants and conditions to be performed or observed by CIT Holdings, as successor of CIT Delaware, under the Guaranty, and has succeeded to, and is substituted for, CIT Delaware and CIT Holdings, with the same effect as if CIT had been named in the Guaranty.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

            SECTION 2.1. REPRESENTATIONS AND WARRANTIES OF CIT HOLDINGS. CIT Holdings hereby represents and warrants as follows:

            (a) CIT Holdings (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and (ii) has the power and authority to execute, deliver and perform this Assumption Agreement.

            (b) The execution, delivery and performance by CIT Holdings of this Assumption Agreement (i) have been duly authorized by all necessary company action, (ii) do not and will not contravene its articles of incorporation or bylaws, any material law or any material contractual restriction binding on or affecting CIT Holdings or any of its material properties and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its material properties.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the due execution,


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delivery and performance by CIT Holdings of this Assumption Agreement or for its assumption of the obligations of CIT Delaware under the Guaranty.

            (d) This Assumption Agreement is, the legal, valid and binding obligation of CIT Holdings, enforceable against CIT Holdings in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (e) No litigation, investigation or proceeding of or before any arbitrator or governmental authority or other regulatory body is pending or, to the knowledge of CIT Holdings, threatened by or against CIT Holdings with respect to this Assumption Agreement or any of the transactions contemplated hereby.

            (f) CIT Holdings was not, effective immediately following the Merger, in default in the performance of any covenant or condition in the Guaranty.

            SECTION 2.2. REPRESENTATIONS AND WARRANTIES OF CIT. CIT hereby represents and warrants as follows:

            (a) CIT (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and (ii) has the power and authority to assume the obligations of Corporation under the Guaranty and to execute, deliver and perform this Assumption Agreement.

            (b) The execution, delivery and performance by CIT of this Assumption Agreement and the assumption of the obligations of CIT Holdings under the Guaranty (i) have been duly authorized by all necessary company action, (ii) do not and will not contravene its articles of incorporation or bylaws, any material law or any material contractual restriction binding on or affecting CIT or any of its material properties and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its material properties.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the due execution, delivery and performance by CIT of this Assumption Agreement or for its assumption of the obligations of CIT Holdings under the Guaranty.

            (d) This Assumption Agreement is the legal, valid and binding obligation of CIT, enforceable against CIT in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (e) No litigation, investigation or proceeding of or before any arbitrator or governmental authority or other regulatory body is pending or, to the knowledge of CIT,


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threatened by or against CIT with respect to this Assumption Agreement or any of the transactions contemplated hereby.

            (f) CIT is not, effective immediately following the Transfer, in default in the performance of any covenant or condition in the Guaranty.

                                  ARTICLE III
                          FURTHER ASSURANCES REQUIRED

            SECTION 3.1. DOCUMENTS. The Administrative Agent shall have received from CIT (a) the executed legal opinion of Lionel Sawyer & Collins, Nevada counsel to CIT, substantially in the form of Exhibit A- 1 and (b) the executed legal opinion of the general counsel of CIT, substantially in the form of Exhibit A-2.

            SECTION 3.2. FURTHER ASSURANCES REQUIRED. At any time and from time to time, upon the Administrative Agent's request, CIT Holdings and CIT will promptly execute and deliver such documents and instruments and take such further actions as the Administrative Agent may reasonably request to effect the purposes of this Assumption Agreement, at their respective cost and expense.

                                   ARTICLE IV
                                 MISCELLANEOUS

            SECTION 4.1. MISCELLANEOUS. This Assumption Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

            (b) This Assumption Agreement is effective in respect of CIT Holdings, as of the Merger and, in respect of CIT, as of the Transfer.

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            IN WITNESS WHEREOF, CIT Holdings and CIT have caused this Assumption
Agreement to be executed by an officer thereunto duly authorized, as of the date first above written.

                                        CIT HOLDINGS (NV) INC., a Nevada
                                        corporation

                                        By /s/ Mark Whitney
                                          --------------------------------------
                                          Name:  Mark Whitney
                                          Title: Vice President and Assistant
                                                 Secretary


                                        THE CIT GROUP, INC., a Nevada
                                        corporation

                                        By______________________________________
                                          Name:
                                          Title:
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            IN WITNESS WHEREOF, CIT Holdings and CIT have caused this Assumption
Agreement to be executed by an officer thereunto duly authorized, as of the date first above written.

                                        CIT HOLDINGS (NV) INC., a Nevada
                                        corporation

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE CIT GROUP, INC., a Nevada
                                        corporation

                                        By /s/ Glenn A. Votek
                                          --------------------------------------
                                          Name:  Glenn A. Votek
                                          Title: Executive Vice President
                                                 and Treasurer


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